SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 17, 2003

NASTECH PHARMACEUTICAL COMPANY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-13789	11-2658569
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3450 Monte Villa Parkway
Bothell, Washington 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(425) 908-3600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

On June 17, 2003, the Nascobal Pharmaceutical Company Inc. (the “Registrant”) issued a press release announcing that it entered into an agreement with Questcor Pharmaceuticals, Inc. (“Questcor”) pursuant to which Questcor will acquire the Registrant’s Nascobal product.

     A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated June 17, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)

	By:	/s/ Gregory L. Weaver

	Name: Title:	Gregory L. Weaver Chief Financial Officer

Dated: June 17, 2003